UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 24, 2004

                          Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                             000-31745               39-1791034

(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)

502 South Rosa Road
Madison, Wisconsin                                           53719
(Address of Principal Executive Offices)                     (Zip Code)

                                 (888) 989-2357
              (Registrant's Telephone number, including area code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

99.1     News Release issued by the Company.

Item 12. Results of Operations and Financial Condition.

      On February 24, 2004, the Company issued a news release reporting its quarterly and full-year financial results, a copy of which is filed Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           THIRD WAVE TECHNOLOGIES, INC.

Date: February 24, 2004                    By: /s/ John Comerford
                                               --------------------------------
                                               Name: John Comerford
                                               Title: Vice President, General
                                               Counsel and Secretary

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.                Description
-----------                -----------

99.1                       News Release issued by the Company